77Q1(a)

1. Articles Supplementary of American Century
Quantitative Equity Funds  effective  December 23, 2009,
Filed as Exhibit 99 (a)(16) to Form 485A  Post-Effective
Amendment No. 55 to  the  Registrant’s  Registration
Statement  filed  on  Form  N-1A  1/8/10, effective 4/01/10, and incorporated herein by reference.